SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 30, 2003

Date of Report

(Date of Earliest Event Reported)

SONOSITE, INC.

(Exact Name of Registrant as Specified in Charter)

Washington	0-23791	91-1405022
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

21919 30th Drive S.E., Bothell, Washington 98021-3904

(Address of Principal Executive Offices) (Zip Code)

(425) 951-1200

(Registrant’s Telephone Number, Including Area Code)

None

(Former Name or Former Address, if Changed Since Last Report)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits

99.1	SonoSite, Inc. press release issued April 30, 2003, announcing its financial results for the first quarter ended March 31, 2003.

99.2	Script for conference call held April 30, 2003.

99.3	Transcript of question and answer session from conference call held April 30, 2003.

Item 9.    Regulation FD Disclosure; Information Provided Pursuant to Item 12 of Form 8-K

The information contained in this Item 9 of this Current Report on Form 8-K is being furnished pursuant to Item 12, “Results of Operation and Financial Condition,” of Form 8-K in accordance with the Securities and Exchange Commission’s interim guidance regarding Form 8-K Item 12 filing requirements, as set forth in Release No. 33-8216. Such information (including the exhibits hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

On April 30, 2003, SonoSite, Inc. (the “Registrant”) issued a press release announcing its financial results for the first quarter ended March 31, 2003. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated into this current report by reference.

On April 30, 2003, SonoSite held a conference call in connection with the announcement of SonoSite’s financial results for the quarter ended March 31, 2003. SonoSite’s script for the conference call and an unofficial transcript of the question and answer session which followed are attached hereto as Exhibits 99.2 and 99.3, respectively, and are incorporated into this current report by reference. An audio replay of the April 30, 2003 conference call including the question and answer session will be available for thirty days on SonoSite’s website at www.sonosite.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, SonoSite, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOSITE, INC.

Dated: May 2, 2003	By:	/s/ MICHAEL J. SCHUH
Michael J. Schuh Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	SonoSite, Inc. press release issued April 30, 2003, announcing its financial results for the first quarter ended March 31, 2003.

99.2	Script for conference call held April 30, 2003.

99.3	Transcript of question and answer session from conference call held April 30, 2003.